UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2023

The Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-51018

Delaware	23-3016517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

409 Silverside Road

Wilmington, DE 19809

(Address of principal executive offices, including zip code)

302-385-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TBBK	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

[_] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.07. Submission of Matters to a Vote of Security Holders

The final results of the matters submitted to a vote of stockholders at the annual meeting of stockholders of The Bancorp, Inc. (the "Company") held on May 24, 2023 (the "Annual Meeting") are as follows:

Item No. 1: All of the Board of Directors’ nominees for director were elected to serve until the Company’s 2024 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth below.

Nominees	Votes for	Votes against	Abstentions
James J. McEntee, III	48,302,055	1,851,891	23,767
Michael J. Bradley	47,341,902	2,812,043	23,768
Matthew Cohn	48,090,545	2,063,402	23,766
Cheryl D. Creuzot	49,502,507	652,940	22,266
John Eggemeyer	49,357,227	796,719	23,767
Hersh Kozlov	45,185,030	4,969,115	23,568
Damian Kozlowski	48,971,788	1,182,159	23,766
William H. Lamb	46,891,430	3,262,515	23,768
Daniela A. Mielke	49,959,399	1,195,848	22,267
Stephanie B. Mudick	49,507,668	647,778	22,267

All of the nominees for director were elected for one-year terms. With respect to each nominee, the total number of broker non-votes was 2,161,752.

Item No. 2: The stockholders approved, on an advisory, non-binding basis, the Company’s compensation program for its named executive officers, by the votes set forth below.

Votes for	Votes against	Abstentions
47,866,809	2,250,402	60,502

There were 2,161,752 broker non-votes on this proposal.

Item No. 3: The stockholders approved, on an advisory, non-binding basis, the frequency of the advisory vote on executive compensation, by the votes set forth below.

Every 1 year	Every 2 years	Every 3 Years	Abstentions
49,924,032	223,662	2,814,559	215,460

There were 2,161,752 broker non-votes on this proposal.

The Company has considered the outcome of this advisory vote and has determined, consistent with the recommendation made with respect to this proposal by the Company's Board of Directors in the proxy statement for the Annual Meeting, that the Company will hold future Say on Pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of Say on Pay votes.  The next advisory vote regarding the frequency of Say on Pay is required to occur no later than the Company's 2029 Annual Meeting of Stockholders.

Item No. 4: The stockholders approved the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, by the votes set forth below.

Votes for	Votes against	Abstentions
51,040,279	1,271,435	27,751

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2023	THE BANCORP, INC.

	By:	/s/ Paul Frenkiel
	Name:	Paul Frenkiel
	Title:	Chief Financial Officer and Secretary